QuickLinks -- Click here to rapidly navigate through this document

POWER OF ATTORNEY

(S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint Mark Donegan and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 27, 2002

/s/ Mark Donegan Mark Donegan

POWER OF ATTORNEY

(S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint Mark Donegan and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 27, 2002

/s/ Dean T. DuCray Dean T. DuCray

POWER OF ATTORNEY

(S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint Mark Donegan and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 27, 2002

/s/ William D. Larsson William D. Larsson

POWER OF ATTORNEY

(S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint Mark Donegan and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 27, 2002

/s/ Peter R. Bridenbaugh Peter R. Bridenbaugh

POWER OF ATTORNEY

(S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint Mark Donegan and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 29, 2002

/s/ William C. McCormick William C. McCormick

POWER OF ATTORNEY

(S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint Mark Donegan and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 27, 2002

/s/ Vernon E. Oechsle Vernon E. Oechsle

POWER OF ATTORNEY

(S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint Mark Donegan and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 27, 2002

/s/ Steven G. Rothmeier Steven G. Rothmeier

POWER OF ATTORNEY

(S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint Mark Donegan and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 30, 2002

/s/ Don R. Graber Don R. Graber

POWER OF ATTORNEY

(S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint Mark Donegan and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 30, 2002

/s/ J. Frank Travis J. Frank Travis

POWER OF ATTORNEY

(S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint Mark Donegan and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: November 27, 2002

Byron O. Pond, Jr. Byron O. Pond, Jr.

QuickLinks

POWER OF ATTORNEY (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)
POWER OF ATTORNEY (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)
POWER OF ATTORNEY (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)
POWER OF ATTORNEY (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)
POWER OF ATTORNEY (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)
POWER OF ATTORNEY (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)
POWER OF ATTORNEY (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)
POWER OF ATTORNEY (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)
POWER OF ATTORNEY (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)
POWER OF ATTORNEY (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)